LOAN AGREEMENT

      THIS LOAN AGREEMENT, dated as of September 23, 2005 (this "Agreement"), is entered into by and between CELL POWER TECHNOLOGIES, INC., a Florida corporation (the "Company"), and YESHIVA RABBI SOLOMON KLUGER, a New York not-for-profit corporation (the "Lender").

                                   WITNESSETH:

      WHEREAS, the Lender wishes to lend funds to the Company and the Company wishes to borrow funds from the Lender on the terms and subject to the conditions set forth in this Agreement; and

      WHEREAS, the Company and the Lender are entering into this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act.

      NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.    AGREEMENT TO LEND.

      a. Initial Loan. Subject to the terms and conditions of this Agreement and the other Transaction Agreements (as defined below), the Lender hereby agrees to loan to the Company the initial principal amount of US $60,000.00 (the "Initial Loan"). The Company's obligation to repay the Initial Loan shall be evidenced by the Company's issuance to the Lender of a promissory note in the form attached hereto as Exhibit A (the "Initial Note").

      b. Issuance of Warrant. In consideration of the Lender's agreement to make the Initial Loan to the Company, the Company agrees to issue to the Lender a warrant to purchase 500,000 shares of the common stock, no par value ("Common Stock"), of the Company in the form attached hereto as Exhibit B (the "Initial Warrant").

      c. Additional Loans. At any time and from time to time prior to the time at which the Initial Loan first becomes due and payable, the Lender may loan the Company additional funds in such amounts as the Lender and the Company may agree (any such loan an "Additional Loan"). The Company's obligation to repay any Additional Loan shall be evidenced by the Company's issuance to the Lender of a promissory note (each an "Additional Note") in the principal amount of that Additional Loan and otherwise having terms and conditional identical to the Initial Note. In consideration of the Lender's agreement to make any Additional Loan, the Company agrees to issue to the Lender a warrant (each an "Additional Warrant") to purchase the number of shares of Common Stock equal to ten times the principal amount of that Additional Loan and otherwise having terms and conditional identical to the Initial Warrant.

      d. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

      "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

      "Closing" means the Initial Closing or any Subsequent Closing as applicable.

      "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of the Securities or any of the Transaction Agreements, (x) have or result in a material adverse effect on the results of operations, assets, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (y) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Agreements or the transactions contemplated thereby.

      "Notes" means the Initial Note and the Additional Notes, if any.

      "Securities" means the Notes and the Warrants.

      "Transaction Agreements" means this Agreement, the Notes, the Warrants and any ancillary documents referred to in those agreements.

      "Warrants" means the Initial Warrant, the Additional Warrants, if any, and the Delinquent Warrants, if any.

      2. LENDER REPRESENTATIONS, WARRANTIES. The Lender represents and warrants to, and covenants and agrees with, the Company as follows:

      a. Status. The Lender is a not-for-profit corporation duly organized, validly existing and in good standing under the laws of New York and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Lender is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect.

      b. Transaction Agreements. This Agreement and the transactions contemplated hereby have been duly and validly authorized by the Lender, this Agreement has been duly executed and delivered by the Lender and this Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms.

      c. Non-contravention. The execution and delivery of this Agreement and the consummation by the Lender of the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Lender of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Lender, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Lender is a party or by which it or any of its properties or assets are bound, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Lender or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

      d. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, or members of the Lender is required to be obtained by the Lender for the issuance and sale of the Securities to the Lender as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

      e. Without limiting Lender's right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with the 1933 Act, the Lender is acquiring the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

      f. The Lender is (i) an "accredited investor" as that term is defined in Rule 501 promulgated under the 1933 Act, (ii) experienced in making investments of the kind described in this Agreement and the related documents,
(iii) able, by reason of the business and financial experience of its officers and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and (iv) able to afford the entire loss of its investment in the Securities.

      g. All subsequent offers and sales of the Securities by the Lender shall be made pursuant to registration of the relevant Securities under the 1933 Act or pursuant to an exemption from registration.

      h. The Lender understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Lender's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the availability of such exemptions and the eligibility of the Lender to acquire the Securities.

      i. The Lender and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note which have been requested by the Lender. The Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Lender has also had the opportunity to obtain and to review the Company's filings on EDGAR (collectively, the "Company's SEC Documents").

      j. The Lender understands that its investment in the Securities involves a high degree of risk.

      k. The Lender hereby represents that, in connection with its purchase of the Securities, it has not relied on any statement or representation by the Company or any of their respective officers, directors and employees or any of their respective attorneys or agents, except as specifically set forth herein.

      l. The Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.


      3. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Lender as of the date hereof and as of the Closing that, except as otherwise provided in the Company's SEC Documents:

      a. Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect.

      b. Transaction Agreements. This Agreement and each of the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Securities and each of the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms.

      c. Non-contravention. The execution and delivery of this Agreement and each of the other Transaction Agreements by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Note, and the other Transaction Agreements do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

      d. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Lender as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

      4.    CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

      a. Transfer Restrictions. The Lender acknowledges that (i) the Securities have not been and are not being registered under the provisions of the 1933 Act and may not be transferred unless (A) subsequently registered thereunder or (B) sold or transferred pursuant to an exemption from such registration; and (ii) except as otherwise expressly provided therein, neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

      b. Restrictive Legend. The Lender acknowledges and agrees that, until such time as the relevant Securities have been registered under the 1933 Act and sold in accordance with an effective registration statement, the certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

            THESE  SECURITIES  HAVE  NOT  BEEN  REGISTERED  UNDER  THE
            SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR
            SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      c. Use of Proceeds. The Company will use the net proceeds received hereunder for general corporate purposes.

      d. Delinquent Warrants. If the Company fails to repay in full any Loan when it comes due, then (in addition to any other remedies available to the Lender under the terms of the applicable Note or at law) on the last day of each 30 day period until the Company has repaid in full the delinquent Loan the Company shall issue to the Lender a warrant (each a "Delinquent Warrant") to purchase the number of shares of Common Stock equal to the principal amount of the delinquent Loan and otherwise having terms and conditional identical to the Initial Warrant.

      5.    CLOSINGS.

      a. Initial Closing. The initial closing under this Agreement (the "Initial Closing") shall occur on September 23, 2005 or such other date as agreed to by the Company and the Lender. At the Initial Closing, the Lender shall deliver to the Company the principal amount of the Initial Loan by wire transfer of immediately available funds to an account designated in writing by the Company for such purpose and the Company shall deliver to the Lender the Note and the Warrant, in each case duly executed by the Company.

      b. Subsequent Closings. The closing of any Additional Loan under this Agreement (each a "Subsequent Closing") shall occur on such date as agreed to by the Company and the Lender. At any Subsequent Closing, the Lender shall deliver to the Company the principal amount of the Additional Loan to be consummated at such closing by wire transfer of immediately available funds to an account designated in writing by the Company for such purpose and the Company shall deliver to the Lender the Additional Note evidencing such Additional Loan and the Additional Warrant to be issued in consideration of such Additional Loan.

      6. CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE SECURITIES. The Lender understands that the Company's obligation to issue the Note and the Warrant to the Lender pursuant to this Agreement at the Closing of any Loan is conditioned upon:

      a.    The execution and delivery of this Agreement by the Lender;

      b. Delivery by the Lender of the principal amount of the Loan in accordance with this Agreement;

      c. The accuracy at the Closing of the representations and warranties of the Lender contained in this Agreement, each as if made on such date; and

      d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

      7. CONDITIONS TO THE LENDER'S OBLIGATION TO LOAN FUNDS. The Company understands that the Lender's obligation to make any Loan to the Company at the Closing of such Loan is conditioned upon:

      a. The execution and delivery of this Agreement and the other Transaction Agreements by the Company;

      b. The accuracy at the Closing of the representations and warranties of the Company contained in this Agreement, each as if made on such date; and

      d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

      8.    MISCELLANEOUS.

      a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Lender for any reasonable legal fees and disbursements incurred by the Lender in enforcement of or protection of any of its rights under any of the Transaction Agreements.

      b. The Company and the Lender hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with the Transaction Agreements.

      c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

      d. The Company's and the Lender's representations and warranties herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and shall inure to the benefit of the Lender and the Company and their respective successors and assigns.

      e. This Agreement shall inure to the benefit of and be binding upon t he successors and assigns of each of the parties hereto.

      f. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

      g. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

      h. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

      i. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission, (b) the fifth business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or (c) the third business day after mailing by domestic or international express courier, with delivery costs and fees prepaid, in each case, addressed to the other party at the following addresses (or at such other addresses as such party may designate in notice delivered accordance with this paragraph):

COMPANY:          Cell Power Technologies, Inc.
                  1428 36th Street, Suite 205
                  Brooklyn, New York 11218
                  Attn: President
                  Telephone No.: (718) 436-7931

                  with a copy to:

                  Aboudi & Brounstein
                  Attn: David Aboudi, Esq.
                  Gavish 3, POB 2432
                  Kfar Saba Industrial Zone 44641 Israel
                  Telephone No.: (011-972-9) 764-4833
                  Telecopier No.: (011-972-9) 764-4834

LENDER:           Yeshiva Rabbi Solomon Kluger
                  1876 50th Street
                  Brooklyn, New York 11204
                  Attn: Rabbi Mordechai Stuhl



      j. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      k. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

      l. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Agreement has been duly executed by the Lender and the Company as of the date set first above written.


                                          YESHIVA RABBI SOLOMON KLUGER


                                          By: /s/ Mordechai Stuhl
                                              -----------------------
                                          Name: Rabbi Mordechai Stuhl


                                          CELL POWER TECHNOLOGIES, INC.


                                          By: /s/ Jacob Herskovits
                                              ------------------------
                                          Name: Jacob Herskovits
                                          Title: President